FIG Partners’ 7th Annual West Coast Bank CEO Forum

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Atlantic Capital Bancshares, Inc. (“Atlantic Capital”) and First Security Group, Inc. (“First Security”) may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) reputational risks and the reaction of the companies’ customers to the acquisition of First Security; (6) diversion of management time on merger related issues; (7) changes in asset quality and credit risk; (8) the cost and availability of capital; (9) customer acceptance of the combined company’s products and services; (10) customer borrowing, repayment, investment and deposit practices; (11) the introduction, withdrawal, success and timing of business initiatives; (12) the impact, extent, and timing of technological changes; (13) severe catastrophic events in our geographic area; (14) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (15) the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely affect the operating results of the combined company; (16) the interest rate environment may compress margins and adversely affect net interest income; (17) changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; (18) our ability to determine accurate values of certain assets and liabilities; (19) adverse behaviors in securities, public debt, and capital markets, including changes in market liquidity and volatility; (20) our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; (21) unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; (22) adequacy of our risk management program; (23) increased costs associated with operating as a public company; (24) competition from other financial services companies in the companies’ markets could adversely affect operations; and (25) other factors described in Atlantic Capital’s reports filed with the Securities and Exchange Commission and available on the SEC’s website (www.sec.gov). 2

Proprietary & Confidential Overview  Atlantic Capital was organized in 2007 with initial equity capital raise of $125 million  Focused on banking:  Small to mid-sized enterprises with revenues between $5mm-$250mm  Highly-select group of institutional caliber commercial real estate developers and investors  Principals of our commercial clients, professionals and their practices, and other affluent families  Differentiated by providing superior expertise, competitive capabilities, and high touch service delivery  Completed acquisition of First Security Group on October 31, 2015  Public market liquidity and value  Geographic diversification  Business mix diversification  Announced sale of 7 offices as part of repositioning of FSG’s retail business 3

Proprietary & Confidential Atlantic Capital Strategy Become a premier southeastern business and private banking company  Investing in people and capabilities to accelerate organic growth and build profitability  Results are evidence of meaningful progress  Attractive interest rate risk position  Completed merger with First Security Group on October 31, 2015  New market expansion through mergers and acquisitions and de novo entry  Patient and disciplined approach with focus on shareholder value 4 Accelerated Organic Growth Strategic Expansion

Proprietary & Confidential Atlantic Capital Highlights  Opened in 2007 to serve middle market in Southeastern US  Organically grew to $1.4 billion in assets despite market downturn  Well positioned to capitalize on Atlanta market recovery, new market expansion and higher interest rates  Supplemented by recently completed strategic acquisition of FSGI  Leadership continuity in key markets  Broad experience in all business lines  Focused on middle market commercial, emerging growth companies and high net worth clients  Initiatives in place to maintain robust top line growth  Operating model will produce enhanced efficiencies going forward  Consistently high asset quality  NPAs/assets 0.45% as of December 31, 2015 5 Organic Growth Story in Desirable Markets Experienced Management Team Attractive Business Mix Strong Growth Prospects Disciplined Risk Management

Loans $701 $811 $817 $1,040 $1,886 2011 2012 2013 2014 2015 2015 Financial Highlights  Legacy Atlantic Capital 2015 deposits increased $243 million, or 22%  Noninterest-bearing accounts comprised 27% of deposits at year-end  Annual net-charge offs to average loans of 0.05% Mortgage Warehouse: Dollars in millions 6 $8 $117 $84 $874 $1,026 $1,081 $1,106 $2,052 2011 2012 2013 2014 2015 Deposits $1,021 $1,203 $1,229 $1,315 $2,636 2011 2012 2013 2014 2015 Assets $64 $0 $1,048 $1,349 $1,519 Legacy ACB FSG

Noninterest Income $0.13 $0.44 $0.38 $0.55 $0.62 2013 2014 2015 Financial Highlights  Operating net income was $9.7 million for the year, or $0.62 per share  Noninterest income for the year – $9.3 million – represented 17% of revenue  Revenue increased 37% over the prior year 7 Diluted Earnings Per Share – Operating* Dollars in thousands *excludes merger-related expenses; GAAP reconciliation on p. 17 Efficiency Ratio* $2,797 $2,888 $3,875 $5,342 $7,751 2014 2015 2013 2011 2012 $9,296 64.2% 73.5% 75.9% 69.1% 68.8% 2014 2015 2013 2011 2012 2015 2011 2012 Driven by build out of loan origination team Legacy ACB FSG

Merger Rationale  NASDAQ listing  Significant new capital including DTA, equity private placement at premium to TBV, and subordinated notes  More diverse shareholder base  26 offices providing core funding along commercially attractive I-75 corridor  Atlanta: High density of small businesses and commercial enterprises  Chattanooga/Knoxville: Diversified manufacturing and service economies  Atlantic Capital’s Strengths: C&I, CRE and Private Banking; Corporate Treasury and Private Banking Deposits  First Security’s Strengths: Small Business and Specialty Commercial Lending; Small Business and Retail Deposit Channel  Merger plan ensures management continuity with local market presence and significant domain expertise  Significant cost saving and revenue enhancement opportunities  Retains a significant portion of FSGI NOLs  Sustains robust loan origination trends and opportunities in all markets  Superior credit quality profile limits balance sheet risk  Complementary interest rate risk positions 8 Public Company Value and Liquidity For Shareholders Geographic Expansion Broader Business Mix Compelling Financial Opportunity

Creates a leading middle market commercial bank operating along the I-75 corridor Attractive Market Demographics Atlanta-Sandy Springs-Roswell, GA MSA • Total Population 2014: Approximately 5.6 million • 2014-2019E Population Growth: 6.4% projected • Median Household Income 2014: $52,533 • Total Deposits in Market: Approximately $130 billion Chattanooga, TN-GA MSA • Total Population 2014: Approximately 544 thousand • 2014-2019E Population Growth: 4.0% projected • Median Household Income 2014: $41,704 • Total Deposits in Market: Approximately $8.5 billion Knoxville, TN MSA • Total Population 2014: Approximately 855 thousand • 2014-2019E Population Growth: 3.1% projected • Median Household Income 2014: $44,405 • Total Deposits in Market: Approximately $14.7 billion Source: Nielsen, SNL Financial 9 Georgia Atlanta Tennessee Chattanooga Knoxville

2016 Priorities 10 Integrate Organizations with Common Culture  Complete integration and realize cost savings  Integrate operating platforms and product capabilities by Q3 2016  Evaluate geographic footprint to maximize efficiency  Leverage combined technology and product capabilities for greater efficiency and better service  Reposition legacy FSG businesses for future profitability  Add middle market corporate banking effort in east Tennessee  Expand mortgage and trust/wealth management effort to Atlanta  Cross-sell treasury management services to east Tennessee  Restructure retail banking business and complete branch office divestitures and consolidations

The New Atlantic Capital Three attractive growth markets Focus on corporate, business and private banking Solid relationship deposit funding Sound credit quality Positioned for interest rate increase Pursuing disciplined strategic expansion with a focus on shareholder value Organic Growth Strategic Opportunities 11

APPENDIX

Management Biographies Name and Title Age Experience Patrick Oakes Executive Vice President & Chief Financial Officer 47 • Former Chief Financial Officer of Square 1 Financial, Inc. • Former Executive Vice President and Chief Financial Officer of Encore Bancshares, Inc. • Former Senior Vice President and Treasurer for Sterling Bancshares, Inc. • Chartered Financial Analyst Douglas Williams Chief Executive Officer 58 • Chief Executive Officer of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including Executive Vice President and Head of the Global Corporate Banking Division; Chief Risk Officer for all corporate, institutional, and wholesale banking activities; Executive Vice President and Co-Head of Wachovia’s Capital Markets Division and Executive Vice President and Head of Wachovia’s US Corporate Banking Division • Chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and the YMCA of Metropolitan Atlanta and the High Museum of Art and is a Member of the Buckhead Coalition Michael Kramer President, Chief Operating Officer 57 • Chief Executive Officer and President of First Security since December and Chief Executive Officer of FSGBank since 2011 • Former Managing Director of Ridley Capital Group • Former Director, Chief Executive Officer and President of Ohio Legacy Corporation • Former Chief Operating Officer and Chief Technology Officer of Integra Bank Corporation • Serves on the Boards of Chattanooga Chamber of Commerce, Chattanooga United Way, The Tennessee Bankers Association and the Chattanooga Young Life Committee 13

Attractive Deposit Mix and Diversified Loan Mix Deposits Noninterest- bearing 27% Interest checking 11% Savings 1% Money Market 43% Time 9% Brokered 9% Noninterest-bearing Interest checking Savings Money market Time Brokered Total Amount $544,561 235,682 28,922 875,441 183,206 183,810 $2,051,622 27 11 1 43 9 9 100% % 14 Note: Data as of Dec. 31, 2015; loans include held for sale Loans 1-4 Family 11% Multifamily 4% Comm RE 27% C&I 25% C&D 9% 1-4 Family Multifamily Comm RE Owner Occupied C&I C&D Consumer & Other Total Amount $210,026 78,778 504,879 320,656 467,854 167,197 137,194 $1,886,584 11 4 27 17 25 9 7 100% % Owner Occupied 17% % of Total % of Total $ in thousands $ in thousands Cons & Other 7%

ACBI Historical Balance Sheet 15 December 31, September 30, December 31, (in thousands, except share and per share data) 2015 2015 2014 ASSETS Cash and due from banks $ 58,319 $ 45,971 $ 36,490 Interest-bearing deposits in banks 130,900 90,695 12,137 Other short-term investments 13,666 24,135 45,623 Cash and cash equivalents 202,885 160,801 94,250 Investment securities available-for-sale 346,221 127,168 133,437 Other investments 8,182 3,011 3,653 Loans held for sale 59,995 – – Branch loans held for sale 35,470 – – Loans held for investment 1,790,669 1,046,437 1,039,713 Less: allowance for loan losses (19,153) (11,862) (11,421) Loans, net 1,771,516 1,034,575 1,028,292 Branch premises held for sale 7,200 – – Premises and equipment, net 23,145 3,138 3,612 Bank owned life insurance 60,608 30,479 30,571 Goodwill and intangible assets, net 31,253 1,259 782 Other real estate owned 1,982 27 1,531 Other assets 87,721 21,240 18,731 Total assets $ 2,636,178 $ 1,381,698 $ 1,314,859 LIABILITIES AND SHAREHOLDERS' EQUITY Liabilities: Deposits: Noninterest-bearing demand $ 544,561 $ 328,065 $ 320,346 Interest-bearing checking 235,682 135,350 91,709 Savings 28,922 321 304 Money market 875,441 550,879 572,658 Time 183,206 15,434 16,129 Brokered deposits 183,810 98,559 104,699 Total deposits 2,051,622 1,128,608 1,105,845 Branch deposits held for sale 206,940 – – Federal Home Loan Bank borrowings – 43,000 56,517 Federal funds purchased and securities sold under agreements to repurchase 11,931 – – Long-term debt 49,197 49,226 – Other liabilities 26,506 11,055 11,568 Total liabilities 2,346,196 1,231,889 1,173,930 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; 0 shares issued and outstanding at December 31, 2015 and 2014 – – – Common stock, no par value; 100,000,000 shares authorized; 24,546,794, shares issued and 24,425,546 shares outstanding at December 31, 2015, and 13,497,118 shares issued and 13,453,820 shares outstanding at December 31, 2014 286,420 136,941 135,860 Retained earnings 3,636 11,302 4,460 Accumulated other comprehensive income (loss) (74) 1,566 609 Total shareholders’ equity 289,982 149,809 140,929 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,636,178 $ 1,381,698 $ 1,314,859

ACBI Historical Income Statement ($ in thousands) 16 (in thousands except per share data) December 31, 2015 September 30, 2015 December 31, 2014 December 31, 2015 December 31, 2014 INTEREST INCOME Loans, including fees $ 16,688 $ 9,423 $ 8,978 $ 44,562 $ 32,762 Investment securities available-for-sale 1,224 664 715 3,301 3,109 Interest and dividends on other interest‑earning assets 328 247 185 1,104 671 Total interest income 18,240 10,334 9,878 48,967 36,542 INTEREST EXPENSE Interest on deposits 1,416 751 756 3,678 2,889 Interest on Federal Home Loan Bank advances 7 52 109 290 437 Interest on federal funds sold and securities sold under agreements to repurchase 10 20 26 79 123 Interest on long-term debt 841 17 – 858 – Other 78 – – 78 – Total interest expense 2,352 840 891 4,983 3,449 NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES 15,888 9,494 8,987 43,984 33,093 Provision for loan losses 7,871 (137) 19 8,283 488 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES 8,017 9,631 8,968 35,701 32,605 NONINTEREST INCOME Service charges 1,265 521 336 2,613 1,170 Gains on sale of securities available-for-sale – 10 15 10 59 Mortgage income 163 – – 163 – Trust income 192 – – 192 – Derivatives income 89 67 183 304 245 Bank owned life insurance 365 227 241 2,159 932 SBA lending activities 904 745 572 2,910 2,264 Other noninterest income 379 159 155 945 672 Total noninterest income 3,357 1,729 1,502 9,296 5,342 NONINTEREST EXPENSE Salaries and employee benefits 9,807 4,859 4,942 24,244 18,608 Occupancy 907 419 420 2,170 1,721 Equipment and software 608 243 235 1,295 921 Professional services 872 208 299 1,485 1,055 Postage, printing and supplies 115 21 25 178 91 Communications and data processing 555 313 336 1,541 1,253 Marketing and business development 197 90 77 410 323 FDIC premiums 341 161 197 857 643 Merger and conversion costs 6,314 718 – 8,296 – Other noninterest expense 2,519 639 644 4,453 1,959 Total noninterest expense 22,235 7,671 7,175 44,929 26,574 (LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES (10,861) 3,689 3,295 68 11,373 Provision for income taxes (3,195) 1,463 1,144 892 3,857 NET (LOSS) INCOME $ (7,666) $ 2,226 $ 2,151 $ (824) $ 7,516 Net (loss) income per common share‑basic $ (0.37) $ 0.16 $ 0.16 $ (0.05) $ 0.56 Net (loss) income per common share‑diluted $ (0.37) $ 0.16 $ 0.16 $ (0.05) $ 0.55 Three months ended Twelve months ended

GAAP Reconciliation and Explanation

Atlantic Capital

This presentation contains non-GAAP financial measures, which are performance measures determined by methods other than in accordance with GAAP. Such non-GAAP financial measures include, the following: tangible book value per share and efficiency ratio excluding merger expenses. Management uses these non-GAAP financial measures because it believes they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. A reconciliation of these operating performance measures to GAAP performance measures is included below.

(in thousands, except per share data)	For the year ended December 31,	
	2015	2014
Operating provision for loan losses reconciliation		
Operating provision for loan losses	$ 1,519	$ 488
Provision for acquired non PCI FSG loans	6,764	-
Provision for loan losses - GAAP	$ 8,283	$ 488
Operating noninterest expense reconciliation		
Operating noninterest expense	$ 36,633	$ 26,574
Merger-related charges	8,296	-
Noninterest expense - GAAP	$ 44,929	$ 26,574
Operating income before income taxes reconciliation		
Operating income before income taxes	$ 15,128	$ 11,373
Merger-related charges	(8,296)	-
Provision for acquired non PCI FSG loans	(6,764)	-
Income before income taxes - GAAP	$ 68	$ 11,373
Income tax reconciliation		
Operating income tax expense	$ 5,435	$ 3,857
Merger related charges, tax benefit	(1,932)	-
Provision for acquired non PCI FSG loans, tax benefit	(2,611)	-
Income tax expense - GAAP	$ 892	$ 3,857

(in thousands, except per share data)	For the year ended December 31,	
	2015	2014
Net income reconciliation		
Operating net income	$ 9,693	$ 7,516
Merger related charges, net of income tax	(6,364)	-
Provision for acquired non PCI FSG loans, net of income tax	(4,153)	-
Net income - GAAP	$ (824)	$ 7,516
Diluted earnings per share reconciliation		
Diluted earnings per share - operating	$ 0.62	$ 0.55
Merger related charges	(0.67)	-
Diluted earnings per share - GAAP	$ (0.05)	$ 0.55
Efficiency ratio reconciliation		
Operating noninterest expense	$ 36,633	$ 26,574
Merger-related charges	8,296	-
Noninterest expense - GAAP	$ 44,929	$ 26,574
Net interest income	43,984	33,093
Noninterest income	9,296	5,342
Efficiency ratio - GAAP	84.33%	69.14%
Efficiency ratio - operating	68.76%	69.14%

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